UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, DC 20549

                                FORM 8-K

                         CURRENT REPORT PURSUANT
                      TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

            Date of report (Date of earliest event reported)
                           November 19, 2010
                           -----------------

                             Monster Offers
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         (Exact Name of Registrant as Specified in Its Charter)

                                Nevada
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            (State or Other Jurisdiction of Incorporation)

              000-53266                          26-1548306
       ------------------------     ---------------------------------
       (Commission File Number)     (IRS Employer Identification No.)

                     PO Box 1092, Bonsall, CA  92003
         --------------------------------------------------------
          (Address of Principal Executive Offices)      (Zip Code)

                              (760) 208-4905
            ----------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)

                              Not Applicable
       --------------------------------------------------------------
       (Former name or former address, if changed, since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  Entry Into A Material Definitive Agreement

On November 19, 2010, Monster Offers (the "Company") entered into an Exchange and Hold Harmless Agreement. In this Agreement, Mr. Scott J. Gerardi, director and president of the Company agreed to transfer and deliver 8,000,000 of his 10,000,000 restricted shares of Monster Offers to the Company in exchange for the Lead Generation Business Segment of Monster Offers including all contracts and assets of the Lead Generation Business Segment, including, but not limited to, the UnsubToday.com email marketing compliance software and the CYAClick.com traffic monetization software.

This exchange was approved by the Company's Board of Directors and majority shareholders, who were disinterested parties to this transaction. They based their decision on what was reasonably fair to the corporation. Since this is considered an interested party transaction, under the Business Judgment Rule, Mr. Gerardi abstained from voting as a board member and shareholder on this matter. Therefore, taking into account the total shares issued, outstanding and available to vote on this issue (which does not include Mr. Gerardi's 10,000,000 shares), approximately 55% voted in favor of selling off the business segment, so that the Company could make best use of these shares to make strategic acquisition(s).

The Lead Generation Business Segment provided Monster Offers with its past revenues. This business segment is no longer a focus area of the Company. Monster Offers is building its social commerce business by offering the "Deal of the Day" as illustrated on the Company's website at: www.monsteroffers.com. Management believes this offers the Company its best growth potential.


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Upon the execution of the Exchange and Hold Harmless Agreement, dated November 19, 2010, Mr. Gerardi announced that he was resigning as a director of the Company immediately, and would remain as the Company's President until the end of the year (December 31, 2010) or until the Company names his replacement, whichever comes sooner. The Board of Directors accepted the resignation of Mr. Gerardi as a director of the Company. Mr. Gerardi indicated that he has no disagreements with the Company, but wanted to pursue the development of this business segment into its own separate company.


ITEM 8.01  Other Events

The Board of Directors announced that with the return of 8,000,000 common restricted shares, par value $0.001, in exchange for its Lead Generation Segment, and adjusting this number for the Company's upcoming dividend, the Company will have 12,000,000 restricted shares to begin making strategic acquisitions.


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To follow the required reporting requirements of the U.S. Securities and
Exchange Commission, the Company has created a strategic partnership and stock acquisition strategy, whereby the Company will agree in advance to a stock valuation purchase, but will not finalize the agreement with the private company until the valuation and audit from a PCOAB accounting firm verifies the value reached by both companies. There are no guarantees that the Company can reach any agreements for a strategic opportunities.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit No.                          Description of Exhibit
-----------------------------------------------------------------------------
10.10      Exchange and Hold Harmless Agreement, dated November 19, 2010.



                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Monster Offers
                                   ---------------------------
                                           Registrant

                                By: /s/ Paul Gain
                                ------------------------------------
                                Name:   Paul Gain
                                Title:  Chairman and CEO

Dated:  November 23, 2010

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